UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (date of earliest event reported): November 22, 2004


                            HEALTHSOUTH Corporation
                            -----------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
                                    --------
                 (State or Other Jurisdiction of Incorporation)


              1-10315                                  63-0860407
              -------                                  ----------
     (Commission File Number)               (IRS Employer Identification No.)


               One HEALTHSOUTH Parkway, Birmingham, Alabama 35243
          (Address of Principal Executive Offices, Including Zip Code)


                                 (205) 967-7116
              (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.  Other Events.

                  On November 22, 2004, HEALTHSOUTH Corporation (the "Company") issued a statement with Baptist Health System/Samford University entitled "Baptist Health System/Samford University and HealthSouth Enter into Exclusive Negotiations for Purchase of HealthSouth's Digital Hospital," a copy of which is attached hereto as Exhibit 99 and is incorporated herein by reference.


ITEM 9.01.  Financial Statements and Exhibits.

(c) Exhibits.

See Exhibit Index.
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       HEALTHSOUTH CORPORATION


                                       By: /s/    Gregory L. Doody
                                          -------------------------------------
                                           Name:  Gregory L. Doody
                                           Title: Executive Vice President,
                                                  General Counsel and Secretary


Dated: November 23, 2004

                                 Exhibit Index

Exhibit No.                       Description
-----------                       -----------

99 Joint Statement of Baptist Health System/Samford University and HEALTHSOUTH Corporation dated as of November 22, 2004.



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